Exhibit 4.1

SUPPLEMENTAL INDENTURE
dated as of March 27, 2013
among
DuPont Fabros Technology, L.P.,
as Issuer
the Guarantors Party Hereto
and
U.S. Bank National Association,
as Trustee

8 1/ 2%
Senior Notes due 2017

THIS SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), entered into as of March 27, 2013 among DuPont Fabros Technology, L.P., a Maryland limited partnership (the “Company”), Xeres Ventures LLC, a Delaware limited liability company (the “Guaranteeing Subsidiary”), DuPont Fabros Technology, Inc., a Maryland corporation, Grizzly Equity LLC, a Delaware limited liability company, Grizzly Ventures LLC, a Delaware limited liability company, Lemur Properties LLC, a Delaware limited liability company, Porpoise Ventures LLC, a Delaware limited liability company, Rhino Equity LLC, a Delaware limited liability company, Tarantula Interests LLC, a Delaware limited liability company, Tarantula Ventures LLC, a Delaware limited liability company, Whale Holdings LLC, a Delaware limited liability company, Whale Interests LLC, a Delaware limited liability company, Whale Ventures LLC, a Delaware limited liability company, Yak Management LLC, a Delaware limited liability company, Yak Interests, LLC, a Delaware limited liability company, Xeres Management LLC, a Delaware limited liability company, Xeres Interests LLC, a Delaware limited liability company, and Fox Properties LLC, a Delaware limited liability company and U.S. Bank National Association, as trustee (the “Trustee”).
RECITALS
WHEREAS, the Company, the Guarantors party thereto and the Trustee entered into the Indenture, dated as of December 16, 2009 (the “Indenture”), relating to the Company's 8 1/2% Senior Notes due 2017 (the “Notes”);
WHEREAS, as a condition to the Trustee entering into the Indenture and the purchase of the Notes by the Holders, the Company agreed pursuant to the Indenture not to permit any of its Restricted Subsidiaries (including a newly created or acquired one), directly or indirectly, to Guarantee any Indebtedness of the Company or any Restricted Subsidiary, unless such Restricted Subsidiary provided a Guarantee of the Notes (subject to limited exceptions); and
WHEREAS, the Guaranteeing Subsidiary will provide a Guarantee of the Notes.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Supplemental Indenture hereby agree as follows:
Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.
Section 2. The Guaranteeing Subsidiary, by its execution of this Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Section 4.12(2) and Article 10 thereof.
Section 3. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.
Section 4. This Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.
Section 5. This Supplemental Indenture is an amendment supplemental to the Indenture and the Indenture and this Supplemental Indenture will henceforth be read together.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

DUPONT FABROS TECHNOLOGY, L.P.,
a Maryland limited partnership, as Issuer
By: DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:    /s/ Hossein Fateh
Name:    Hossein Fateh
Title:    President & Chief Executive Officer

DUPONT FABROS TECHNOLOGY, INC.
a Maryland corporation
By:    /s/ Hossein Fateh
Name:    Hossein Fateh
Title:    President & Chief Executive Officer

XERES VENTURES LLC,
a Delaware limited liability company
By: Xeres Interests LLC,
a Delaware limited liability company,
its Managing Member
By: Xeres Management LLC,
a Delaware limited liability company,
its Managing Member
By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By: DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:        /s/ Hossein Fateh
Name:     Hossein Fateh

Title:	President & Chief Executive Officer

GRIZZLY EQUITY LLC,
a Delaware limited liability company,
By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By: DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:    /s/ Hossein Fateh
Name:    Hossein Fateh
Title:    President & Chief Executive Officer

GRIZZLY VENTURES LLC,
a Delaware limited liability company,
By: Grizzly Equity, LLC,
a Delaware limited liability company,
its Managing Member
By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By: DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:    /s/ Hossein Fateh
Name:    Hossein Fateh

Title:	President & Chief Executive Officer

LEMUR PROPERTIES LLC,
a Delaware limited liability company
By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By: DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:    /s/ Hossein Fateh
Name:    Hossein Fateh
Title:    President & Chief Executive Officer

PORPOISE VENTURES LLC,
a Delaware limited liability company
By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By: DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:    /s/ Hossein Fateh
Name:    Hossein Fateh
Title:    President & Chief Executive Officer

RHINO EQUITY LLC,
a Delaware limited liability company
By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By: DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:    /s/ Hossein Fateh
Name:    Hossein Fateh
Title:    President & Chief Executive Officer

TARANTULA INTERESTS LLC,
a Delaware limited liability company
By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By: DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:    /s/ Hossein Fateh
Name:    Hossein Fateh
Title:    President & Chief Executive Officer

TARANTULA VENTURES LLC,
a Delaware limited liability company
By: Tarantula Interests LLC,
a Delaware limited liability company,
its general partner

By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By: DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:    /s/ Hossein Fateh
Name:    Hossein Fateh

Title:	President & Chief Executive Officer

WHALE HOLDINGS LLC,
a Delaware limited liability company
By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By: DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:    /s/ Hossein Fateh
Name:    Hossein Fateh
Title:    President & Chief Executive Officer

WHALE INTERESTS LLC,
a Delaware limited liability company
By: Whale Holdings LLC,
a Delaware limited liability company,
its Managing Member
By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By: DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:    /s/ Hossein Fateh
Name:    Hossein Fateh

Title:	President & Chief Executive Officer

WHALE VENTURES LLC,
a Delaware limited liability company
By: Whale Interests LLC,
a Delaware limited liability company,
its Managing Member
By: Whale Holdings LLC,
a Delaware limited liability company,
its Managing Member
By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By: DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:        /s/ Hossein Fateh
Name:    Hossein Fateh

Title:	President & Chief Executive Officer

YAK MANAGEMENT LLC,
a Delaware limited liability company
By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By: DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:    /s/ Hossein Fateh
Name:    Hossein Fateh
Title:    President & Chief Executive Officer

YAK INTERESTS LLC,
a Delaware limited liability company
By: Yak Management LLC,
a Delaware limited liability company,
its Managing Member
By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By: DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:    /s/ Hossein Fateh
Name:    Hossein Fateh
Title:    President & Chief Executive Officer

XERES MANAGEMENT LLC,
a Delaware limited liability company
By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By: DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:    /s/ Hossein Fateh
Name:    Hossein Fateh
Title:    President & Chief Executive Officer

XERES INTERESTS LLC,
a Delaware limited liability company
By: Xeres Management LLC,
a Delaware limited liability company,
its Managing Member
By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By: DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:    /s/ Hossein Fateh
Name:    Hossein Fateh

Title:	President & Chief Executive Officer

FOX PROPERTIES LLC,
a Delaware limited liability company
By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By: DuPont Fabros Technology, Inc.,
its General Partner
By:    /s/ Hossein Fateh
Name:    Hossein Fateh
Title:    President & Chief Executive Officer

U.S. BANK NATIONAL ASSOCIATION,
as trustee

By:    /s/ Raymond Haverstock
Name:     Raymond Haverstock
Title:     Vice President